                                                                 EXHIBIT 10.3(a)


                 MASTER REVOLVING LINE OF CREDIT LOAN AGREEMENT
                             (Amended and Restated)

                                October 1, 1996

         NEWMARK HOMES, L.P., a Texas Limited Partnership (the "Borrower"), acting by and through NEWMARK HOME CORPORATION, a Nevada corporation, as the general partner of the Borrower, and COMPASS BANK, a Texas state banking association of Houston, Harris County, Texas (the "Bank"), for and in consideration of the mutual covenants and agreements contained herein, and of the loan or loans hereinafter referred to, agree as follows:

                                   RECITALS:

                 A. WHEREAS, Bank (then known as "Compass Bank-Houston") and Newmark Home Corporation, a Texas corporation (of which Borrower's general partner is a successor by merger), entered into that certain Master Revolving Line of Credit Loan Agreement dated August 31, 1993, which was modified by that First Amendment and Modification to Loan Agreement dated September 29, 1993, and further modified by that Second Amendment and Modification to Loan Agreement dated August 31, 1994, and by that Third Amendment and Modification to Loan Agreement dated December 6, 1994, and by that Fourth Amendment and Modification to Loan Agreement dated December 6, 1994, and by that Fifth Amendment and Modification to Loan Agreement dated November 7, 1995, and by that Sixth Amendment and Modification to Loan Agreement dated February 28, 1996, and by that Seventh Amendment and Modification to Loan Agreement dated June 1, 1996, and by that Eighth Amendment and Modification to Loan Agreement dated June 1, 1996, all of which are incorporated herein by reference for all purposes, and which are hereinafter referred to collectively as the "Prior Loan Agreement."

                 B. WHEREAS, as evidenced by that certain Modification Agreement dated effective October 1, 1996, the Prior Loan Agreement was modified to include, without limitation, the transfer and assignment of the properties owned by the borrower in the Prior Loan Agreement to Borrower, and Borrower's assumption of the obligations of the said borrower in the Prior Loan Agreement.

                 C. WHEREAS, Borrower and Bank desire to amend and restate the Prior Loan Agreement, and the instruments incorporated therein or relating to the Prior Loan Agreement, in order to continue the agreements therein contained but modified to conform to the various agreements between Borrower and Bank:





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                                   AGREEMENTS

1.       DEFINITIONS.

         1.1. Certain Definitions. As used in this Agreement, certain terms are defined in Attachment 1 to this Agreement, which are incorporated herein by reference for all purposes.

         1.2. Accounting Principles. With respect to the annual audited Financial Statements, where the character or amount of any asset or liability or item of income or expense is required to be determined, or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with generally accepted accounting principles applied on a basis consistent with those reflected by the annual audited Financial Statements, except where such principles are inconsistent with the requirements of this Agreement.

2.       AMOUNT AND TERMS OF THE NOTE

         2.1. Commitment. The Borrower may, from time to time, request that additional Home(s) be included as Eligible Home(s) under this Agreement, and subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, the Bank agrees to make available to Borrower funds as a revolving line of credit loan to the Borrower. During the period commencing with the date of this Agreement to and including the Funding Termination Date, the Bank will make revolving line of credit loans to the Borrower from time to time on any Business Day in such amounts as the Borrower may request up to and including Fifteen Million and no/100 ($15,000,000.00) Dollars (the "Commitment"), but not to exceed however the Maximum Loan Amount at any time, and the Borrower may borrow, prepay pursuant to Section 2.4 and 2.5, and reborrow as provided in this Section 2.1; provided, however, that the aggregate principal amount of all of such Advances under the line of credit at any one tune outstanding shall not exceed the lesser of (i) the Maximum Loan Amount, as approved by Bank; or (ii) the amount of the Commitment. It is expressly contemplated that, by reason of prepayments or other circumstances, there may be times when no Indebtedness is owing thereunder, but notwithstanding such occurrences the Line of Credit Note shall remain in full force and effect as to such loans or Advances made subsequent to such occurrence. To evidence the loans made by the Bank pursuant to this subsection, the Borrower will issue, execute and deliver its promissory note dated of even date herewith in the original principal amount of the Commitment, in substantially the form of Exhibit "A" hereto. The said promissory note is in renewal, extension and rearrangement of the promissory note, as renewed, extended and modified, referenced in the Prior Loan Agreement, including that certain $15,000,000.00 Promissory Note dated June 1, 1996.

         2.2. Interest Terms. The Note shall bear interest on the outstanding principal balance at the Index Rate plus 50/100 (0.50%) percent per annum, floating, but in no event to exceed the Highest Lawful Rate. Changes in the interest rate of the Line of Credit Note shall occur without notice to Borrower as the Index Rate changes.





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         2.3. Advances. Advances for the payment of cost of labor, materials, and services supplied for the construction of the Improvements for Eligible Homes shall not be made more frequently than weekly, and no Advance, initial, interim or final shall be due unless in the judgment of the Bank, all work usually done at the stage of construction when the Advance is made payable shall have been done in a good and workmanlike manner, and all materials and fixtures usually installed and furnished at such stage of construction shall have been furnished and installed, unless all construction, materials, and fixtures shall be in strict conformity with said Plans and Specifications and all applicable government requirements. From time to time, upon not less than five (5) business days prior to the date on which an Advance is desired, Borrower shall submit to Bank a written list of each Eligible Home for which an Advance is requested, it being understood and agreed by Borrower that no Eligible Home shall be included on such list for an Advance more often than five (5) total times; and as to each such home for which an Advance is requested, Borrower shall specify to Bank the percentage completion of each such respective Eligible Home in Borrower's best opinion, utilizing such percentage guidelines as approved by Bank.

Advances shall be used by Borrower for the payment of costs of labor, materials, and services supplied for the construction of the Improvements or for the payment of other costs incident to the Loan, the acquisition of the property, or the construction of the Improvements and for no other purpose. Each Advance shall be made as the work progresses, in an amount equal to the value (in Bank's sole discretion) of such services and materials furnished and completed during the preceding period with respect to the Borrowing Formula with respect to each Eligible Home for which an Advance is requested, less amounts deemed by the Bank necessary to complete or correct the contracted materials and/or performance.

Borrower's request for an Advance, whether written or oral, shall be deemed a certification by Borrower that all work usually done at the stage of construction when the request is made has been done in a good and workmanlike manner, that all materials and fixtures usually installed and furnished at such stage of construction have been furnished and installed, that all construction materials and fixtures that are incorporated in the Improvements are in conformity with said Plans and Specifications, and that Borrower has received no unresolved material claims (see Section 5.3 of this Agreement for a definition of materiality) for unpaid materials or labor in connection with such Improvements, except for those which will be paid by Borrower prior to delinquency in the ordinary course of business.

Bank shall have the right to inspect the Improvements, either by its personnel or inspectors acceptable to Bank, at any time and upon the submission of any request for an Advance, and the determination of work completed and/or materials furnished and regarding the extent of completion by such personnel or inspectors shall be required for any advance.

         2.4. Interest Repayment. The Borrower shall pay interest on the Line of Credit Note monthly as it accrues, the first payment of which shall be due and payable on or before November 1, 1996, with successive payments being due and payable on the same day of each month thereafter and on maturity.





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         2.5. Mandatory Principal Repayments. The Borrower shall pay the entire principal balance of the Note on the earlier to occur of the Stated Maturity Date, or upon the occurrence of an Event of Default. Furthermore, should the principal balance of the Note outstanding at any time exceed the Maximum Loan Amount at such time, as confirmed and approved by Bank, Borrower shall pay such difference to Bank immediately such that the amount of the principal balance of the Note at such time shall not exceed the said Maximum Loan Amount.

In addition to the preceding provision, as to each Home (other than a Model
Home) in Inventory, the principal amount Advanced by Bank to Borrower with respect to such Home shall be repaid to Bank by Borrower no later than twelve
(12) months from the date such Home is included in Eligible Homes; provided that Bank may consider extending the due date of the principal with respect to such Home (but Bank shall not be obligated to extend the said due date) upon Borrower's written request to Bank accompanied by a principal reduction of the loan equal to ten (10%) percent of the Home Borrowing Formula Amount with respect to such Home, which amount shall not be readvanced to Borrower with respect to such Home, such extension to be for the earlier to occur of an additional six (6) months or the Stated Maturity Date.

As to each Model Home in Inventory, the principal amount Advanced by Bank to Borrower with respect to such Model Home shall be repaid to Bank by Borrower no later than two (2) years from the date such Model Home is included in Eligible Homes, or the Stated Maturity Date, whichever date is earlier.

         2.6. Optional Principal Prepayment. On any Business Day, the Borrower may prepay the principal of the Note, in whole or in part, without the payment of any penalty or premium.

         2.7. Supporting Documentation. The requirements of Sections 3.1 and
3.2 are a condition precedent for each Advance on the Note.

         2.8. Payments and Computations. The Borrower shall make each payment due hereunder and under the Note, not later than 10:00 A.M. (Houston, Texas time) on the date when due in lawful money of the United States of America in same day funds, to the Bank at its address referred to in Section 7.2, which payment shall include interest accrued to the first (1st) day of such respective month. All computations of interest under the Note shall be made by the Bank on the basis of a year of 365 days. Interest will accrue for the actual number of days that amounts are outstanding.

         2.9. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for commercial banks generally under the laws of the State of Texas (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

         2.10. Term of this Agreement. Notwithstanding anything herein to the contrary, this Agreement shall not terminate except upon payment in full and final payment of the Note,





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whether prior or subsequent to the maturity of the Note, and shall continue in full force and effect throughout the term of any renewals, extensions, increases or rearrangements of the Note.

         2.11. Fees. Borrower shall pay to Bank a loan fee of one-fourth (0.25%) percent of the Home Borrowing Formula Amount, which fee shall be paid by Borrower to Bank upon the execution of each respective Addendum to Loan Agreement.

         2.12. Releases. Provided that no Event of Default has occurred and is continuing, Borrower will be entitled to receive from Bank a release of lien as to the Deed of Trust lien on any respective Property in Inventory, upon the payment to Bank of the amount Advanced by Bank to Borrower with respect to such Property, in which case Bank shall make no further Advances to Borrower with respect to such Property.

3.       ADVANCES

         3.1. Conditions Precedent to Funding. The obligation of the Bank to make any Advance on the Loan is subject to the condition precedent that the Bank shall have received the following, in form and substance reasonably satisfactory to the Bank:

                 3.1.A. Note. The note, duly and validly issued, executed, and delivered to the Bank.

                 3.1.B. Subdivisions. Information as to the location of each Home. Bank will only make a Loan for Homes in an Approved Subdivision. (The Bank has the right, for any reason, to withdraw approval of a subdivision, whereupon no additional Homes in such subdivision shall be added as Eligible Homes.)

                 3.1.C. Appraisal. An appraisal for each Home in form and substance and by an appraiser satisfactory to Bank in the exercise of its sole discretion indicating the appraised value of each Home after the construction of the Improvements on the Property. In the event that Bank's regulatory requirements dictate that the same is necessary, each such appraisal must be dated within one-year for each Home included in Eligible Homes.

                 3.1.D. Secretary's Certificate. A certificate of the
         Secretary or Assistant Secretary of the Borrower's general partner setting forth: (i) resolutions of its Board of Directors, in form and substance satisfactory to the Bank, with respect to the authorization of the Note, this Agreement, the Security Instruments, and any other documents evidencing other necessary corporate and/or limited partnership action with respect to any of the foregoing, together with the officers of the Borrower's general partner authorized to sign the same, and (ii) specimen signatures of the officers so authorized. Such certificate shall not be required more frequently than every twelve
         (12) months, if Borrower has previously submitted a certificate which authorizes multiple transactions evidenced by the Supplemental Deeds of Trust and otherwise acceptable to Bank.





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                 3.1.E. Certificate of Limited Partnership and Certificate of
         Incorporation and Qualification. A copy, certified as true by the Secretary or Assistant Secretary of the Borrower's general partner, of the Limited Partnership Agreement of the Borrower, a certificate from the Secretary of State of Texas as to the registration of the Borrower as a Texas limited partnership, articles or certificate of incorporation and the bylaws of the Borrower's general partner, and a Certificate of Good Standing from the Secretary of State of Texas as to the Borrower's general partner.

                 3.1.F. Plans and Specifications. The set of Plans and Specifications for each Home; or in the alternative, Borrower may submit certain standard floor plans to Bank for Lender's pre-approval (upon Lender's approval thereof, each such standard floor plan will be an "Approved Floor Plan"). Borrower shall designate to Bank which Approved Floor Plan is to be constructed on each Lot.

                 3.1.G. Speculative Home Limitation. Notwithstanding any provision contained in this Agreement to the contrary, Bank shall have the right to disallow certain Speculative Homes as being qualified to be an Eligible Home, to the extent that the Home Borrowing Formula Amount for Speculative Homes exceeds sixty (60%) percent of the Home Borrowing Formula Amount for all Homes in Inventory. To the extent the Home Borrowing Formula Amount for Speculative Homes comprises more than sixty (60%) percent of the Home Borrowing Formula Amount for Homes in Inventory, such excess constitutes excessive Speculative Homes, and Bank shall have the right to require Borrower to remove Speculative Homes from Eligible Homes (by obtaining releases therefor pursuant to Section 2.12 of this Agreement) until the result does not exceed said sixty (60%) percent. Notwithstanding the preceding sentences of this Section to the contrary, between October 1 of any year, but prior to March 31 of the next year, the percentage references of "sixty (60%) percent" shall be modified to "seventy (70%) percent". In addition to the foregoing limitations, there shall be a further sublimit that Borrower shall have no more than Seven Million Five Hundred Thousand ($7,500,000.00) Dollars of total Home Borrowing Formula Amount for Speculative Homes in Inventory at any time.

         Within twenty (20) days of the end of each calendar month, Borrower shall certify to Bank the following information, effective as of the last day of such calendar month:

                 a. The identity of, the number, and the total Home Borrowing Formula Amount of Speculative Homes included in Eligible Homes; and

                 b. The number and total Home Borrowing Formula Amount of all Homes included in Eligible Homes;

                 3.1.H. Conditions to Inclusion as an Eligible Home. In order for a Home to be included in Eligible Homes, in addition to the other requirements contained in this Agreement, the following conditions must be satisfied:





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                          3.1.H.1.  Title Policy. Bank shall receive a Binder
                 with respect to each Home. Each such Binder shall show Bank to be the proposed insured, shall be in an amount no less than the Home Borrowing Formula Amount, shall be in form and substance satisfactory to Bank, and shall show no other Liens against the Property other than to Bank (and subordinate liens securing subdivision assessments, and for ad valorem taxes for the current and future years). Bank shall also receive copies of all documents evidencing exceptions to title, together with correct and legible copies of the recorded plat for the subdivision in which such Property is located. As to any Model Home, said Binder must be extended by Borrower pursuant to applicable title insurance rules and procedures to continue to be binding on the Title Insurer as long as such Home is in Inventory.

                          3.1.H.2. Master Form Deed of Trust. A Master Form
                 Deed of Trust, Security Agreement and Financing Statement, in the form of Exhibit "B" attached hereto, shall have been recorded in each county in which an Approved Subdivision is located.

                          3.1.H.3. Supplemental Deed of Trust. Borrower
                 shall have executed and delivered to Bank a Supplemental Deed of Trust, Security Agreement and Financing Statement, in the form of Exhibit "C" attached hereto, covering the individual Property which Borrower desires to be included in Eligible Homes, such Supplemental Deed of Trust to have been duly executed and notarized and recorded in the county in which the Property is located.

                          3.1.H.4. Bank's Acceptance. Bank shall have accepted
                 the Home, as evidenced by Bank's execution of an Addendum to Loan Agreement, in the form of Exhibit "D" attached hereto. By Borrower's execution of such Addendum, Borrower is representing and warranting to Bank that such Home is eligible in all respects to be included in Eligible Homes, however, Bank's execution of such Addendum does not waive any requirement or condition as contained in this Agreement respecting whether such Home may be included in Eligible Homes.

                 3.1.I. Insurance. Borrower shall have purchased builder's risk insurance which will apply to each Home included in Inventory, and public liability insurance in the minimum amount of $2,000,000.00, flood insurance for each Home in Inventory which is located within the 100 year flood plain and for which flood insurance is available, worker's compensation insurance covering any employees of Borrower who are required to be covered by workmen's compensation insurance by Borrower under Texas law, an umbrella policy in the amount of $2,000,000.00 together with such other insurance as Bank may reasonably require, covering, each such Property and the construction thereon, all as approved by Bank, such insurance to be written in form and with companies approved by Bank with loss made payable to Bank pursuant to the Texas standard mortgagee clause, without contribution, and Borrower shall have delivered the corresponding certificates of insurance to Bank together with evidence of payment of premiums thereon for the period to and including the Funding Termination Date. Such





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         policies shall provide, by way of riders, endorsements, or otherwise, provided that the insurance thereby shall not be terminated, reduced or otherwise limited regardless of any breach of the representations and agreements set forth therein, and that no such policy shall be cancelled, endorsed or amended to any extent unless the issuer thereof shall have first given Bank at least thirty (30) days prior written notice. Borrower shall also obtain and maintain in force and effect such completed value fire and extended coverage insurance and such liability and other insurance policies and protection as Bank may reasonably from time to time specify.

                 3.1.J. Other.   The Bank shall have received such other
         documents as it may reasonably have requested at any time or at the closing.

         3.2. Conditions Precedent to All Advances. The obligation of the Bank to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance, the following statements shall be true or the appropriate document shall have been furnished to Bank:

                 3.2.A. Representations and Warranties. The representations and warranties of the Borrower contained in Article 4 ("Representations and Warranties") and otherwise made in writing by or on behalf of the Borrower pursuant to this Agreement were true and correct in all material respects when made and are true and correct in all material respects on and as of the date of such Advance.

                 3.2.B. No Default. No monetary default has occurred under
         Section 6.1.A. of this Agreement and is continuing, or no other Event of Default has occurred (and any applicable cure period has expired without the event being cured by Borrower), hereunder or under the Note, or any Security Instrument, or any loan or credit agreement, indenture, deed of trust, security agreement, or other agreement or instrument evidencing or pertaining to any Debt of the Borrower, or under any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound;

                 3.2.C. Performance and Compliance. The Borrower has performed and complied with all agreements, terms and conditions contained in this Agreement.

                 3.2.D. No Material Adverse Change. There shall have occurred, in the opinion of the Bank, no change, either in any instance or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Collateral, from the facts represented in any Security Instrument, including this Agreement, which would have a Material Adverse Effect;

                 3.2.E. Work Progressing. All work of Borrower on uncompleted Homes shall be progressing, in the ordinary course of business;

                 3.2.F. Inspection. Bank shall have the right to inspect the Improvements, either by its personnel or inspectors acceptable to Bank, at any time, and upon submission of a request for an Advance, and the Bank's determination of work completed





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
         and/or materials furnished and regarding the extent of completion by such personnel or inspectors shall be utilized in lieu of any such information contained in Borrower's request for an Advance. It is agreed and understood that Homes in the Houston area shall be inspected by Bank's personnel, at Bank's cost and expense;

                 3.2.G. Nothing Further Certificates. At Bank's option for reasonable cause, and at Borrower's expense, nothing further certificates from the Title Company shall be delivered to Bank, showing that since the date of issuance of the title binder or mortgagee policy, as the case may be, no lien or other encumbrances have been claimed, granted or otherwise created with respect to or covering any of the Property included in Inventory;

                 3.2.H.   Further Assurances. The Bank shall have received such
         other approvals, opinions or documents as the Bank may reasonably request.

         3.3. No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Bank to make any further Advance or preclude Bank from thereafter declaring the failure of Borrower to satisfy such condition precedent to an Event of Default. The making of any Advance or any part of an Advance, shall not be deemed an approval or acceptance by Bank of the work theretofore done.

         3.4. Requirements Only for the Benefit of Bank. All requirements to make any Advance or imposed hereby are solely for the benefit of Bank, and no other party may rely upon Bank's actions or be entitled to assume that Bank will make any Advance. Any requirements of this Agreement may be waived by Bank, with or without notice to Borrower or any other party, in whole or in part, at any time, without prejudice as to subsequent reinstatement of such waived or partially waived requirements.

4.       REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank (which representations and warranties will survive the delivery of the Note and the making of the loans hereunder) as follows:

         4.1. Limited Partnership and Corporate Existence. The Borrower is a limited partnership, validly existing and in good standing under the laws of the state of Texas; the general partner of the Borrower is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of Nevada, with the right to do business in the state of Texas.

         4.2. Partnership and Corporate Power and Authorizations. The execution, delivery and performance by the Borrower of this Agreement, the Note and the Security Instruments (as herein defined) to which they are a party, are within the Borrower's limited partnership powers, and the actions of Borrower's general partner have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's limited partnership agreement or the

Borrower's general partner's charter, articles or certificate of incorporation, or bylaws or (ii) any law, Governmental Requirement, or any contractual restriction binding on or affecting the Borrower or Borrower's general partner.

         4.3. Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, the Note, or the Security Instruments.

         4.4. Binding Obligations. This Agreement is, and the Note and Security Instruments to which it is a party when delivered hereunder will be, legal, valid, binding and enforceable obligations of the Borrower, in accordance with their respective terms except for bankruptcy laws and similar laws.

         4.5. Exchange Act Compliance. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended.

         4.6. Use of Proceeds; No Credit For Margin Stock. The proceeds of the Note will be used by the Borrower to provide funds for working capital. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         4.7. Pending Proceedings. There is no pending action or proceeding before any court, governmental agency or arbitrator, affecting the Borrower, which may, in Bank's reasonable opinion, have a Material Adverse Effect on the financial condition or operations of the Borrower.

         4.8. No Additional Consent or Approval. The Borrower's execution, delivery, and performance of the Note, this Agreement, or the Security Instruments does not require any consent or approval that has not already been obtained, including, without limitation, the consent or approval of any regulatory authority, governmental body, or political subdivision of the United States of America or any state thereof.

         4.9. Financial Condition. The Financial Statements of the Borrower (including any related schedules or notes) which have been delivered to the Bank have been prepared in accordance with the Accounting Principles set forth in Section 1.2 of this Agreement, and subject to the definition of "Financial Statements" as defined in Attachment I of this Agreement. No change, either in any instance or in the aggregate, has occurred in the condition, financial or otherwise, of the Borrower which in Bank's reasonable judgment would have a Material Adverse Effect, nor has Borrower incurred any material liabilities, except as disclosed in writing, to the Bank.

         4.10. Taxes; Governmental Charges. The Borrower has filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon its properties or income which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof.

         4.11. Titles, Etc. With respect to any Property pledged, transferred, or assigned hereunder or under the Security Instruments as security for the loan, the Borrower has, or simultaneous with the execution of any Supplement Deed of Trust will have, good title to such Property, whether real, personal or mixed, tangible or intangible, free and clear of all liens and security interests, other than those granted to Bank hereunder or under the Security Instruments.

         4.12. Commencement of Construction. With respect to each Property included in Inventory, prior to the recordation of the Mortgage in favor of Bank, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining, or fencing of the Property) shall have commenced or shall have been performed on the Property, no equipment or material shall have been delivered to or upon the Property for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the construction of the Improvements shall have been recorded by any person or entity in the Mechanic's Lien or other appropriate records in the county where the Property is located, and no specially fabricated materials or equipment has been ordered or received.

         4.13. Omissions and Misrepresentations. No instruments, certificates, or any other documents delivered or to be delivered by the Borrower contains or will contain any untrue statement of a material fact or contains an omission of any material fact necessary to make such statements not misleading.

         4.14. Satisfactory Plans. The Plans and Specifications are satisfactory to the Borrower and to the extent required by applicable law or any effective restrictive covenant have been approved by all Governmental Authorities and the beneficiary of any such covenant. No violation of any requirement of Governmental Authorities exists with respect to the Property, and the anticipated use thereof complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Property and all Governmental Requirements for such use have been satisfied.

         4.15. Flood Plain. No Property will lie within the 100-year flood plain or any area that has been designated by the Secretary of Housing and Urban Development as an area having special flood hazards or if it does, the community in which said Property is located has been approved for flood insurance under the National Flood Insurance Program and flood insurance is available for said Property under said program.

5.       COVENANTS OF THE BORROWER

         5.1. Affirmative Covenants. So long as the Note shall remain unpaid or the Borrower shall be indebted to the Bank hereunder, the Borrower will, unless the Bank shall otherwise consent in writing:

                 5.1.A. Construction of the Improvements. Prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans and Specifications, except as to material changes approved as herein provided by the Bank, and all other terms of this Agreement. Borrower shall not permit cessation of work on any Home in Inventory for a period in excess of thirty (30) days, and Borrower shall complete construction of the Improvements free and clear of all liens except those created by this Agreement.

                 5.1.B. Compliance with Laws, Etc. Comply in all material respects with all applicable Governmental Requirements, laws, rules, regulations and orders, such compliance to include, without limitation, paying, before the same become delinquent, all taxes, assessments and governmental charges imposed upon it or upon its Property except to the extent contested in good faith. Borrower shall timely comply and the Improvements shall be constructed in accordance with all Governmental Requirements and that said Improvements shall be constructed entirely on the Property and will not encroach upon or overhang any easement or right-of-way nor upon the land of others and that the Improvements, when erected, shall be wholly within the building restriction lines however established and will not violate applicable use or other restrictions contained in any prior conveyances, zoning ordinances or regulations. Borrower assumes full responsibility for the compliance of the Plans and Specifications and the Property with all Governmental Requirements and with sound building and engineering practices, and notwithstanding any approvals by Bank, Bank shall have no obligation, responsibility or liability whatsoever for the Plans and Specifications or any other matter incident to the Property or the construction of the Improvements.

                 5.1.C.   Reporting Requirements. Furnish to the Bank the
         following:

                          5.1.C.1. As soon as available, and in any event
                 within thirty (30) days after the end of each calendar month, a balance sheet of the Borrower as of the end of such month, a combined income statement for such month and for the period from the beginning of the fiscal year to the end of such month, all of which shall be certified by the principal financial officer of the Borrower to have been prepared in accordance with sound accepted accounting principles, consistently followed throughout the period indicated;

                          5.1.C.2. As soon as available, and in any event
                 within fifteen (15) days after the end of each calendar month, a sales report by subdivision indicating sales since the last monthly report, and as to all Homes in Inventory, whether or not they are subject to a contract for sale;

                          5.1.C.3. No less often than monthly, a construction
                 report indicating the percentage of completion of construction of each Home in Inventory;

                          5.1.C.4. Quarterly, a Compliance Certificate in
                 substantially the form of Exhibit "E" attached to this Agreement or other form acceptable to the Bank, signed by the principal financial officer of the Borrower, stating that a review of the activities of the Borrower has been made under such officer's supervision with a view to determining whether the Borrower has fulfilled all of its obligations under this Agreement, the Note, the Security Instruments, and other documents executed herewith; that the Borrower has fulfilled all of its obligations under such instruments, and that all representations made herein and in such instruments continue to be true and correct in all material respects (or specifying the manner in which the representations made have changed), or, if the Borrower shall be in Default, specifying any Default and the nature and status thereof; and, to the extent reasonably requested from time to time by the Bank, specifically affirming compliance by the Borrower with any of its representations or obligations under such instruments;

                          5.1.C.5. As soon as available, and in any event
                 within one hundred twenty (120) days after the end of each fiscal year for the Borrower, a copy of the audited Financial Statements for the Borrower, certified in a manner reasonably acceptable to the Bank by a nationally recognized certified public accounting firm reasonably acceptable to Bank;

                          5.1.C.6. As soon as available, and in any event
                 within one hundred twenty (120) days after the end of each fiscal year for Pacific USA, a copy of the audited Financial Statements for Pacific USA, certified in a manner reasonably acceptable to the Bank by a nationally recognized certified public accounting firm reasonably acceptable to Bank (provided however, that this shall not be a default unless the statements are not provided to Bank within 15 days following written notice from Bank to Borrower that such statements were not received within the required 120 day period); and

                          5.1.C.7. Such other information respecting the
                 condition or operations, financial or otherwise, of the Borrower as the Bank may from time to time reasonably request.

                 5.1.D. Right of Inspection. Permit any officer, employee or agent of the Bank to visit and inspect any of the properties of the Borrower, to examine the Borrower's books of record and accounts (including but not limited to all contracts, subcontracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction of the Improvements), to examine and take copies and extracts therefrom, and Borrower agrees to discuss the affairs, finances and accounts of the

         Borrower with the Bank's officers, and in the presence of an officer of Borrower, with Borrower's accountants and auditors, all at such reasonable times and as often as the Bank may reasonably desire.

                 5.1.E. Notice of Certain Events. Promptly notify the Bank in writing if the Borrower learns of the occurrence of (i) any event which constitutes a Default, together with a detailed statement by a responsible officer of the Borrower of the steps being taken to cure the effect of such Default; or (ii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of the Borrower or of any security (as defined in the Securities Act of 1933, as amended) of the Borrower with respect to a claimed default, together with a detailed statement by a responsible officer of the Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Borrower is taking or proposes to take with respect thereto; or (iii) any legal, judicial or regulatory proceedings affecting the Borrower or any of its properties in which the amount involved is material and is not covered by insurance or which, if adversely determined, would have a Material Adverse Effect; or (iv) any event or condition having a Material Adverse Effect.

                 5.1.F. Reimbursement of Expenses. Pay all reasonable legal fees incurred by the Bank in connection with the preparation of this Amended and Restated Agreement and the documents contemplated hereby (as the loan revision was at the specific request of the Borrower), and pay all fees, charges or taxes for the recording or filing of Security Instruments. The Bank will pay for legal fees for any renewal or extension of the Loan, as well as the documentation of each Eligible Home added to this Agreement. The Borrower will, upon request, promptly reimburse the Bank for amount expended by Bank to satisfy any obligation of the Borrower under this Agreement or any other Security Instrument, or to collect the Note, or to enforce the rights of the Bank under this Agreement or any other Security Instrument, which amounts will include all court costs, reasonable attorneys' fees (including, without limitation, fees for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses reasonably incurred by the Bank in connection with any such matters, together with interest not to exceed the highest lawful rate of interest on each such amount from the date of written demand or request by the Bank for reimbursement until the date of reimbursement to the Bank.

                 5.1.G. Further Assurance. Promptly cure any defects in the creation and issuance of the Note and the execution and delivery of the Security Instruments, including this Agreement. The Borrower, at its expense, will promptly execute and deliver to the Bank upon request all such other and further documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower in the Security Instruments, including this Agreement, or to further evidence and more fully describe the Collateral intended as security for the Note, or to correct any omissions in the Security Instruments, or to more fully state the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, file any notices, or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

                 5.1.H. Net Worth. Continuously maintain a minimum Tangible Net Worth of at least $9,000,000.00, as stated on its Financial Statements.

                 5.1.I.   Correction of Defects. Correct or cause to be
         corrected:

                 (a)      any defect in the Improvements,

                 (b) any material departure in the construction of the Improvements from the Plans and Specifications, Governmental Requirements, or

                 (c) any encroachment by any part of the Improvements or any other structure located on the Property on any building line, easement, property line, or restricted area.

                 5.1.J. Inspection of the Property. Permit Bank, any Governmental Authority and their agents and representatives, at any time to enter with free access the Property, Improvements and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of all work done, labor performed and materials furnished on, in, and about the Property and Improvements.

                 5.1.K. Insurance Proceeds. Allow Bank, at Bank's option, in the case of an insured loss, to either credit all or part of the insurance proceeds to the outstanding debt of Borrower, or allow Borrower the use of all or part thereof for rebuilding or repairing the loss or damage.

                 5.1.L. Notices by Governmental Authority, Fire and Casualty Losses, Etc. Timely comply with and promptly furnish to Bank true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property and Improvements. Borrower shall promptly notify Bank of any fire or casualty or any notice of taking or eminent domain action or proceeding affecting the Property or Improvements.

                 5.1.M. Required Deposit by Borrower. In the event of an occurrence of an Event of Default, and if Bank determines that the unadvanced portion of the Loan will be insufficient for payment in full of: (1) remaining unpaid cost of labor, materials, and services required for the completion of construction of the Improvements; and
         (2) any other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans and Specifications and any Governmental Requirements, the Borrower shall, on request of Bank, deposit any sum or sums over and above the unadvanced proceeds of the Loan allocated to such Property (the "Borrower's Deposit") with Bank. Bank shall not be required to pay interest on such Borrower's Deposit. Bank may advance all or a portion of the Borrower's Deposit prior to any portion of the Loan proceeds. Borrower shall promptly notify Bank in writing if and when the costs of the construction of the Improvements exceed, or appear likely to exceed, the unadvanced portion of the Loan. The Borrower shall receive all Advances hereunder as a trust fund to be applied for the purpose of paying for the Cost of the acquisition of the Property and for construction of the Improvements. Such account will be subject to a security interest retained for the benefit of Bank.

                 5.1.N. Direct Disbursement and Application by Bank. Allow
         Bank the right, but not the obligation, to disburse and directly apply the proceeds of the Loan to the satisfaction of any of Borrower's obligations under the Note, including the payment of interest as accrued on the Note. Any Advance by Bank for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the security instruments. After the occurrence of an Event of Default, Borrower hereby authorizes Bank to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property, including accrued interest, and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Bank for such purposes. Bank may advance and incur such expenses as Bank deems necessary for the completion of construction of the Improvements, and such expenses, even though in excess of the amount of the Loan, shall be secured by the security instruments, and payable to Bank upon demand. Bank may disburse any portion of any Advance at any time after an Event of Default, to Persons other than Borrower for the purposes specified in this section.

                 5.1.O. Costs and Expenses. Pay at the time of execution of this Agreement, or when due, or at the option of Bank, at any time or times thereafter specified by Bank all reasonable costs and expenses required by the terms of this Agreement, the Note, or Mortgages, and including, without limitation:

                 (a) All taxes and assessments applicable to the Property and Improvements,

                 (b) All fees for filing or recording the security instruments,

                 (c)      All reasonable fees and expenses as provided in
                 Section 5.1.F. hereof.

                 (d) All title insurance and title examination charges, including the premium for the Title Binder,

                 (e) All survey costs and expenses, including the cost of a Survey,

                 (f)      All premiums for the Insurance Policies,

                 (g) All architects', engineers', and building loan services fees, and

                 (h) All other reasonable costs and expenses payable to third parties incurred by Bank in connection with the consummation of the transactions contemplated by this Agreement, subject to Borrower's approval (not to be unreasonably withheld or delayed).

                 5.1.P. Payment of Claims. Promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements and, Borrower shall keep the Property free and clear of any mechanic's liens, other liens, charges, or claims other than the lien of the Mortgage and other liens approved in writing by Bank whether inferior or superior to the Mortgage. A discharge of the Mortgage and taking of a new Mortgage in substitution thereof shall not release or diminish this obligation. Notwithstanding anything to the contrary contained in this Agreement, Borrower may contest (i) the validity or amount of any claim of any contractor, consultant, architect, or other Person providing labor, materials, or services with respect to Property and Improvements or
         (ii) any tax or special assessment levied by any Governmental Authority, or (iii) the enforcement of or compliance with any Governmental Requirements; any such contest on the part of Borrower shall not be a default hereunder provided, that during the pendency of any such contest, Borrower shall furnish to Bank and Title Insurer, within fifteen (15) days of Bank's request, an indemnity bond with corporate surety satisfactory to Bank and Title Insurer or other security acceptable to them in an amount equal to the amount in contest plus a reasonable additional sum to cover possible cost, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon before such judgment creates a lien on the Property or Improvements.

         5.2. Negative Covenants. So long as the Note shall remain unpaid or the Borrower shall be indebted to the Bank hereunder, the Borrower will not, without the prior written consent of the Bank:

                 5.2.A.   Liens. Incur, create, assume, or suffer to exist any
         Lien on a Property in Inventory, except Liens securing the payment of any Indebtedness herein.

                 5.2.B.   Mergers of Consolidations. Merge or consolidate with
         any Person.

                 5.2.C. Ownership. Sell, transfer or convey any ownership interests in Borrower or any related entity to Borrower.

                 5.2.D.   Business Activity. Change its major business pursuit
         from home building to anything else.

                 5.2.E.   Debt to Worth Ratio. Permit the ratio of total Debt
         to Tangible Net Worth to exceed five to one (5.0:1.0).

                 5.2.F.   Occupying Property. Permit any purchaser or
         prospective purchaser to occupy any Property before a final release has been executed by Bank except for a Lease to a Person who is the "Purchaser" in a bona fide Earnest Money Contract to purchase the property so leased and such occupancy shall continue to exist ten (10) days after written notice from Bank to Borrower.

                 5.2.G. Prohibition on Assignment or Sale. Assign, encumber, or otherwise transfer any rights or interests of Borrower hereunder without the prior written consent of Bank, and this Agreement shall be binding upon Borrower and its successors and assigns. Borrower shall not assign (other than to the Bank) the rents or income (if any) from the Property without the consent of the Bank. Borrower shall, not sell or encumber the Property (except for sales to bona fide third party purchasers in the ordinary course of business), nor shall there be any change in Borrower's ownership, without the prior written consent of Bank.

                 5.2.H. No Conditional Sale Contracts. Etc. Allow any materials, equipment, or fixtures to be supplied, purchased, or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party where the right is reserved or accrues to any party to remove or repossess any materials, equipment or fixtures intended to be utilized in the construction or operation of the Improvements. The Borrower shall execute and deliver unto the Bank, at any time it is requested to do so, a security agreement or other ar instrument(s) covering all property of any kind whatsoever located or to be located on the land, with respect to which there may be doubt as to such properties, being subject to the lien of the mortgage.

                 5.2.I. Restrictions and Annexation. Impose any restrictive covenants or encumbrances upon the Property or Improvements, execute or file any subdivision plat affecting the Property, or consent to the annexation of the Property to any city or other political unit without the prior written consent of Bank.

         5.3. Furnishing Information. In the event a situation exists which in the judgment of the Bank impairs the prospect of payment or performance by Borrower of any Indebtedness or obligations, or if Bank is notified, verbally or in writing, of Borrowers failure to pay when due for work performed which exceeds $25,000.00 in the aggregate, or $5,000.00 on any Property in Inventory, or is notified of any claim in excess of $25,000.00 being asserted by a contractor, subcontractor, materialmen or laborer or upon an Event of Default, Borrower will within forty-eight (48) hours of Bank's written request:

                 5.3.A. Payments Due. Provide a listing of the amounts and names of parties to whom money is owed for services actually performed or materials actually furnished in connection with the construction of the Improvements with copies of billing statements, invoices, or vouchers from such parties;

                 5.3.B. Additional Documents. Furnish Bank copies of all executed construction contracts and subcontracts, change orders, invoices, bonds, estimates with respect to the construction, and also upon Bank's request to give sworn statements setting forth names of contractors, subcontractors, and all others furnishing labor, materials, and services or the construction, including the amounts due, amounts paid, and total contract prices. Borrower shall also execute and deliver to Bank, from time to time as requested by Bank, such other documents as shall be necessary to provide the rights and remedies to Bank granted or provided for by the Security Instruments.

         5.4. Mechanic's Liens. In the event any mechanic, materialman, laborer or vendor shall file any mechanics or materialmans lien, or give notice of nonpayment of any invoice which might result in the filing of such Lien, Borrower shall give its immediate attention to identifying and using its best efforts in attempting to resolve such problem. If, however, such problem is unresolved forty-five (45) days from the date Borrower is notified about such problem, Borrower shall, within ten (10) days of the expiration of such 45th day, provide one of the following to Bank:

                 5.4.A. Releases and Waivers. Procure and deliver to Bank, as the Bank may require, releases or waivers of Mechanic's Liens and such written verified statements of Borrower and receipted bills showing payment of all parties who have furnished materials or service or performed labor of any kind in connection with the construction of any of the Improvements;

                 5.4.B. Final Releases and Waivers. Provide any final lien releases or waivers by architects, contractors, subcontractors, materialmen, laborers, and other parties who have supplied labor, material, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Improvements and/or Property; and

                 5.4.C. Bonds. Furnish all indemnity bonds as Bank may deem necessary or may request for its protection, including surety, performance, payment, completion, lien, or other bonds and assurances of performance and payment by Borrower and any contractors.

         5.5. No Liability of Bank. Bank shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan in Bank's sole function as Lender, and the only consideration passing from Bank to Borrower is the loan proceeds in accordance with and subject to the terms of this Agreement. Bank shall not be obligated to inspect the Property or the construction of the Improvements. Borrower has selected all architects, engineers, contractors, sub-contractors, materialmen, as well as all others furnishing services or materials to the construction project and Bank has, and shall have, no responsibility whatsoever for them or any other party or their performance or default or for the quality of their materials or workmanship or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any disbursement or acceptance hereunder of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Bank.

         5.6. Defense of Actions. Bank may (but shall not be obligated to) commence, appear in, or defend any action or proceeding related to the Loan, the Property, or the respective rights and obligations of Bank and Borrower pursuant to this Agreement. Bank may (but shall not be obligated to) pay all necessary expenses, including reasonable attorney's fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Bank upon demand.

         5.7. Assignment of Plans and Specifications. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to lender all of Borrower's right, title and interest in and to the Plans and Specifications and hereby represents and warrants to and agrees with Bank as follows:

                 5.7.A. The Schedule of the Plans and Specifications once approved and delivered to Bank is a complete and accurate description of the Plans and Specifications, and when so filed shall govern on all matters that may arise with respect thereto.

                 5.7.B. The Plans are complete and adequate for the construction of the Improvements and there have been no material modifications thereof except as described in such schedule. The Plans and Specifications shall not be materially modified without the prior written request of Borrower signed by Borrower and Bank and shall be conditioned upon the written acceptance by the Bank, which acceptance may be subject to such conditions and qualifications as the Bank in its discretion prescribes, it being understood that the Bank has at all times the right to require compliance with the original Plans and Specifications.

                 5.7.C. Bank may use the Plans and Specifications for any purpose relating to the Improvements, including but not limited to inspections of construction of the Improvements.

                 5.7.D. Bank's acceptance of this Assignment shall not constitute approval of the Plans and Specifications by Bank. Bank has no liability or obligation whatsoever in connection with the Plans and Specifications and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans and Specifications. Bank has no duty to inspect the Improvements, and if Bank should inspect the Improvements, Bank shall have no liability or obligation to Borrower arising out of such inspection. No such inspection nor any failure by Bank to make objections after any such inspections shall constitute a representation by Bank that the Improvements are in accordance with the Plans and Specifications or constitute a waiver of Bank's right thereafter to insist that the Improvements be constructed in accordance with the Plans.

                 5.7.E. This assignment shall inure to the benefit of Bank, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receipt in possession of the Property, and any corporation formed by or on behalf of the Bank which assumes Bank's rights and obligations under this Agreement.

                 5.7.F.   This is a non-exclusive assignment and Borrower
         retains the right to continue to use such Plans and Specifications.

6.       EVENTS OF DEFAULT

         6.1. Events of Default. Any of the following events (following the expiration of any applicable notice and cure time as provided in this Agreement) shall be considered an Event of Default as that term is used herein:

                 6.1.A. Payment or Other Default. The Borrower shall fail to pay when due any installment of principal of, or interest on, the Note, or shall otherwise commit an Event of Default within the terms of the Note, or any of the Security Instruments or this Agreement, provided that: (i) any failure to pay or other monetary default shall not be cured by Borrower within five (5) days of written notice from Bank to Borrower pursuant to Section 7.2; or (ii) any non-monetary default shall not be cured by Borrower within fifteen (15) days of written notice from Bank to Borrower pursuant to Section 7.2 (In the event such non-monetary default cannot be cured within such fifteen
         (15) day period, Borrower must initiate such action as may be deemed necessary and appropriate by Bank to cure such non-monetary default within such fifteen (15) days, and thereafter diligently pursue to completion such actions to fully cure such non-monetary default within ninety (90) days from the date of such notice); or

                 6.1.B. Representations and Warranties. Any representation or warranty made by the Borrower herein or by the Borrower (or any of its general partner's officers) in connection with this Agreement shall prove to have been incorrect in any material respect (as determined by Bank in its reasonable discretion) when made; or

                 6.1.C. Covenants. The Borrower shall fail to perform or observe any covenant or agreement contained in this Agreement or the Loan Documents and such failure (other than a failure to make payments when required), continues unremedied for a period in excess of the period specified in Section 6.1.A. (ii) above; or

                 6.1.D. Other Debt. The Borrower shall fail to pay any Debt (other than Debt evidenced by the Note) of Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue to exist fifteen (15) days after written notice thereof from Bank to Borrower, or any other Default under any agreement or instrument relating to any such Debt, or any other event, shall occur, if the effect of such Default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                 6.1.E. Bankruptcy or Other Proceedings. The Borrower shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate such entity a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its Property; or the Borrower shall take any action to authorize any of the matters set forth above in this subsection; or

                 6.1.F. Undischarged Judgments. A final judgment or order for the payment of money in excess of $10,000.00, shall be rendered against the Borrower, unless such judgment shall be on appeal and during such appeal a supersedeas bond shall have been provided by Borrower covering the full amount of such judgment. If such appeal is not successful, upon final rendition of such judgement, Borrower shall pay the same in full within fifteen (15) days thereof; or

                 6.1.G. Adverse Effect. A situation exists which has a Material Adverse Effect on the operations or financial condition of the Borrower or the Collateral pledged as security for the Loan or Loans hereunder and such situation shall continue to exist fifteen
         (15) days after written notice from Bank to Borrower; or

                 6.1.H. Security Instruments. The Security Instruments after delivery thereof shall for any reason, except to the extent permitted by the terms hereof or thereof, cease to create a valid and perfected first priority security interest in any of the Collateral purported to be covered thereby, which is not cured within fifteen (15) days after written notice thereof from Bank; or

                 6.1.I. Title. At the time any Advance is due Borrower the title is not satisfactory to Bank's attorney, regardless of whether the lien, encumbrance or question existed at the time of a prior Advance which is not cured within ten (10) days after written notice thereof from Bank, subject to Section 5.4 hereof; or

                 6.1.J. Other. The occurrence of any event or condition which results in, or with notice or lapse of time could result in, a default in the payment of any Indebtedness or performance of any obligation of Borrower to Bank as contemplated by this Agreement, subject to the notice and cure provisions of Section 6.1.A. above.

         6.2. Remedies Upon Default. In the event any Event of Default shall occur and be continuing, the Bank may, with or without further notice to the
Borrower:

                 6.2.A. Acceleration. (i) Declare its obligation to make any Advance to be terminated, and (ii) declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without grace, presentment, demand, demand for payment, notice of acceleration, notice of intent to accelerate, protest or notice of protest, or of non-payment, or further notice of any kind (other than the respective notice required under Section
         6.1 above), all of which are hereby expressly waived by the Borrower;

                 6.2.B. Cessation of Credit. Cease advancing money under the Line of Credit Note or extending credit to or for the benefit of the Borrower under this Agreement;

                 6.2.C. Rights under the Texas Business and Commerce Code. Exercise any or all of the rights accruing to a secured party under the Texas Business and Commerce Code, as amended, and exercise any or all of the rights accruing to a secured party under any other law applicable upon default by a debtor;

                 6.2.D.   Rights under the Security Instruments. Exercise any
         or all rights under the Security Instruments;

                 6.2.E. Secure the Collateral. Enter, with or without process of law, any premises where the Collateral pledged to secure this loan is or may be located and, without breach of the peace and without charge or liability to the Bank therefor, until the Bank's completion of enforcement of its security interests in the Collateral and/or until the Bank's removal of the Collateral therefrom to such other place or places as the Bank deems convenient: (i) take possession of said premises and of any of the Collateral located therein; (ii) place a custodian in exclusive control of said premises and of any of the Collateral located therein; (iii) remove the Collateral (and any of the Borrower's materials, supplies, books and records in any way relating to the Collateral or useful to the Bank in enforcing its rights under this Article 6) from said premises; (iv) remain upon said premises and use the same (together with said materials, supplies, books and records) for the purpose of collecting the Collateral and/or preparing the Collateral for disposition and/or disposing of the Collateral, and the Borrower hereby grants the Bank a security interest in said materials, supplies, books and records for the purpose above stated;

                 6.2.F. Sale or Disposition of Collateral. Sell or otherwise dispose of the Collateral (in its then condition or after further manufacturing, processing or preparation thereof, utilizing in connection therewith, without charge to or liability of the Bank therefor, any of the Borrower's assets) at a public or a private sale, as the Bank deems advisable, for cash or credit; provided, however, that the Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by the Bank and the Bank may become the purchaser at any sale if permissible under applicable law. In the event of an Event of Default by the Borrower under this Agreement, the Borrower shall, if the Bank requests, assemble the Collateral and make it available to the Bank at a place or places to be designated by the Bank which is reasonably convenient to the Bank;

                 6.2.G. Rights of Bank. Upon the occurrence of an event of Default, Bank shall have the right to terminate this Agreement, in addition to any other right or remedy of Bank, or the Bank, at its option, at any time thereafter has the right, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property and Improvements; to perform all work and labor necessary to complete the construction Improvements substantially in accordance with the Plans and Specifications, and to employ watchmen and other safeguards to protect the Property and Improvements. Borrower hereby constitutes and appoints Bank as the true and lawful attorney-in-fact of Borrower, with full power of substitution, and in name of Borrower, if Bank elects to do so and hereby empowers said attorney or attorneys to:

                          6.2.G.1. Use such sums as are necessary, including
                 any proceeds of the Loan and the Borrower's Deposit, make such additions and changes or corrections in the Plans and Specifications, and employ such architects, engineers, and contractors, vendors, sub-contractors and agents, and inspectors, as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans and Specifications, and Governmental Requirements,

                          6.2.G.2. Execute all applications and certificates
                 in the name of Borrower which may be required for completion of construction of the Improvements,

                          6.2.G.3. Pay, settle, or compromise all existing
                 bills and claims which may be liens against the Improvements or as may be necessary or desirable for the completion of the job, or clearance of title,

                          6.2.G.4. Endorse the name of Borrower on any checks
                 or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property and Improvements,

                          6.2.G.5. Execute all applications and certificates
                 in the name of Borrower which may be required by any of the contract documents,

                          6.2.G.6. Employ at the expense of Borrower a
                 watchman or such other security agency as Bank may choose to protect the Improvements, building materials and equipment, and its contacts from depreciation or injury.

                          6.2.G.7. Do any and every act with respect to the
                 construction of the Improvements which Borrower may do, and

                          6.2.G.8. Prosecute or defend any action or
                 proceeding incident to the construction of the Improvements or Property as Bank deems necessary.

                 All sums so expended by Bank hereunder shall be deemed to be paid to Borrower and secured by said Mortgage even if in excess of the amount of the Loan, and the total thereof shall be due and payable from Borrower to Bank pursuant to the terms of the Note. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable. Bank shall have no obligation to undertake any of the foregoing actions, and if Bank should do so, and shall have no liability to Borrower for the sufficiency or adequacy of any such action taken by Bank. The Borrower hereby assigns and quit-claims to the Bank all sums unadvanced under said Mortgage and all sums due in escrow, conditioned upon the use of said sums and trusts for the completion of the Improvements, such assignment to become effective only in the case of the Borrower's default.

                 6.2.H. No Waiver or Exhaustion. No waiver by Bank of any of its rights or remedies hereunder, in the other security instruments, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Bank; no delay or omission in the exercise or enforcement by Bank of any rights or remedies shall ever be construed as a wavier of any right or remedy of Bank; and, no exercise or enforcement of such rights or remedies shall ever be held to exhaust any right or remedy of Bank.

                 6.2.I. Additional Information. Upon the occurrence of an Event of Default, Bank shall have the right to request certain additional information from Borrower, which Borrower shall provide to Bank within ten (10) days of such request, with respect to each Home in Inventory, to wit:

                          6.2.I.1.  The amounts and names of parties to whom
                 money is owed for services actually performed or materials actually furnished in connection with the construction of the Improvements with copies of billing statements, invoices, or vouchers from such parties; and

                          6.2.I.2.  The percentage of completion of the
                 entire Improvements which has been completed at the time of such certification.

                          6.2.I.3.  Evidence that no mechanic's or
                 materialman's liens or other encumbrances have been filed and remain in effect against the Improvements and/or property,

                          6.2.I.4.  Final lien releases or waivers from all
                 Sub-Contractors, Materialmen, Laborers, and other parties who have supplied labor, material, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Improvements and/or property, and

                          6.2.I.5.  Such other documents, instruments and
                 certificates as Bank may require.

         6.3. Release. In the event of a Default by the Borrower under this Agreement, the Borrower waives and releases all rights of redemption from any such sale. The Bank may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement at any adjourned sale, without being required to give a new notice of sale, unless required by law.

7.       MISCELLANEOUS

         7.1. Amendments, Etc. No amendment or waiver of any provisions of this Agreement, the Note, or the Security Instruments nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.2. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) mailed or telegraphed or delivered, as follows:

                 7.2.A.   If to the Borrower, at:

                                  10435 Greenbough
                                  Stafford, Texas 77477
                                  Attention: Terry White

                                  with a copy to:

                                  Barry Snowden
                                  Morris, Lendais, Hollrah & Snowden
                                  1980 Post Oak Boulevard, Suite 700
                                  Houston, TX 77056

                 7.2.B.   If to the Bank, at:

                                  2001 Kirby Drive, 4th Floor
                                  Houston, Texas 77019
                                  Attn: Lucy Leatherwood

                                  with a copy to:

                                  Rick Oshman
                                  Greenberg, Peden, Siegmyer & Oshman, P.C.
                                  12 Greenway Plaza, Suite 1000
                                  Houston, Texas 77046

                 7.2.C. Or, with respect to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when delivered personally, or upon deposit in a regularly maintained receptacle of the United States Postal Service, registered or certified mail, postage prepaid, addressed as aforesaid, except that notices to the Bank shall not be effective until received by the Bank.

         7.3. No Waiver, Remedies. No course of dealings by the Bank, its officers, employees, consultants, or agents, nor any failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder, under the Note, or under the Security Instruments shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, under the Note, or under the Security Instruments preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         7.4. Invalidity. In the event that any one or more of the provisions contained in the Note, this Agreement or in any other Security Instrument shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Note, this Agreement or any other Security Instrument.

         7.5. Survival of Agreements. All representations and warranties of the Borrower herein or in the other Security Instruments, and all covenants and agreements herein and in the other Security Instruments, shall survive until repayment in full of the Indebtedness.

         7.6. Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words herein in the singular where the context so permits, shall apply to such words when used in the plural, and vice versa.

         7.7. Interest. It is the intention of the parties hereto to conform strictly to the usury laws applicable to the Bank and the Borrower. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary in the Note, this Agreement or in any other Security Instrument or agreement entered into in connection with or as security for the Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Bank that is contracted for, taken, reserved, charged or received under the Note, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Note shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Bank on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have been paid in full, refunded by the Bank to the Borrower); and (ii) in the event that the maturity of the Note is accelerated by reason of an election of the Bank resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Bank may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment, and, if previously paid, shall be credited by the Bank on the principal amount of the Indebtedness (or, if the principal amount of the Indebtedness shall have been paid in full, refunded by the Bank to the Borrower).

         To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to the Bank for the purpose of determining the Highest Lawful Rate, the Bank hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to the Bank's right subsequently to change such rate ceiling in accordance with applicable law.

         7.8. References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection.

         7.9. Entire Agreement. The Note, this Agreement and the Security Instruments referred to herein embody the entire agreement and understanding between the Bank and the Borrower.

         7.10. Exhibits. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         7.11. Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         7.12. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.13. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Note, the Security Instruments, and the other documents to be delivered hereunder, in accordance with Section 5.1.F., of this Agreement. In addition, the Borrower agrees to pay on demand all costs and expenses, if any, in connection with the enforcement of this Agreement, the Note, the Security Instruments, and other documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note, the Security Instruments, and other documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         7.14. Indemnification. Borrower hereby agrees to indemnify, defend and hold harmless Bank and its respective officers, agents and employees, properties and assets from and against any and all claims, losses, fines, penalties, costs, damages, causes of action, suits and liability of every kind, including all expenses of litigation, court costs and attorneys fees, for injury, sickness, disease or death sustained by any Person or Persons, or for any damage, loss of use or destruction of any property, resulting from the use, storage or other dealings with hazardous or toxic waste and materials on any Property by Borrower or for which Borrower is responsible under applicable law.

         7.15. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement, the Note and the Security Instruments shall be governed by, and construed in accordance with, the laws of the State of Texas.

         7.16. No Third Party Beneficiary. This Agreement is made for the sole protection and benefit of Borrower and Bank and is not intended for the protection or benefit of any other Person, and no other Person shall be deemed to have any privity of contract hereunder nor any right of action of any kind hereon, or be entitled to rely hereon to any extent whatsoever. This Agreement furthermore shall be binding upon Borrower and Bank and their respective heirs, legal representatives, successors and assigns, but no assignment hereof may be made by Borrower in whole or in part, without the prior written consent of Bank.

         7.17. Time of the Essence. Time is of the essence with respect to the dates, terms and provisions of this Agreement, and as to each and every instrument and document executed in connection herewith.

         7.18. List of Exhibits and Attachments. The exhibits and attachments to this Agreement consist of the following:

         Title                    Title of Document
         -----                    -----------------
         Attachment "1"           Definitions
         Exhibit "A"              Line of Credit Promissory Note
         Exhibit "B"              Master Form Deed of Trust
         Exhibit "C"              Supplemental Deed of Trust
         Exhibit "D"              Addendum to Loan Agreement
         Exhibit "E"              Compliance Certificate

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by the respective officers thereunto duly authorized, as of the date first written above.

                                      BORROWER:

                                      NEWMARK HOMES, L.P.
                                      By:    Newmark Home Corporation, a
                                             Nevada corporation

                                             By: /s/ TERRY WHITE
                                                ------------------------------
                                             Name:  Terry White
                                                  ----------------------------
                                             Title:  SVP
                                                   ---------------------------


                                      BANK:

                                      COMPASS BANK

                                      By: /s/ JESSICA N. CHU
                                         -------------------------------
                                      Name: Jessica N. Chu
                                           -----------------------------
                                      Title: Vice President
                                            ----------------------------